ISI STRATEGY FUND SHARES
535 Madison Avenue, 30th Floor
New York, New York 10022
For information call (800) 955-7175

     This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of U.S. issuers and U.S. Treasury securities.

     The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy the Fund's shares ("Shares") through the Fund's Transfer Agent. (See the section entitled "How to Buy Shares.")


                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----

Investment Summary .........................................................   1
Fees and Expenses of the Fund ..............................................   2
Investment Program .........................................................   3
The Fund's Net Asset Value .................................................   3
How to Buy Shares ..........................................................   4
How to Redeem Shares .......................................................   4
Telephone Transactions .....................................................   5
Sales Charges ..............................................................   5
Dividends and Taxes ........................................................   6
Investment Advisor and Sub-Advisor..........................................   7
Other Service Providers.....................................................   7
Financial Highlights .......................................................   9

  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                 The date of this Prospectus is October 1, 2002

INVESTMENT SUMMARY

OBJECTIVE AND STRATEGIES

     The Fund seeks to maximize total return through a combination of long-term growth of capital and current income. The Fund's investments are actively allocated between common stocks of U.S. issuers and U.S. Treasury securities.

     International Strategy & Investment Inc. ("ISI" or the "Advisor"), the Fund's investment advisor, determines the relative weightings of common stocks and Treasury securities in the Fund's portfolio and manages the Treasury portion of the portfolio. Edward S. Hyman and R. Alan Medaugh, Chairman and President respectively of ISI, guides the allocation of the Fund's assets between common stocks and Treasury securities based on ISI's analysis of the pace of the economy and its forecasts for the direction of interest rates and corporate earnings.

     Los Angeles Capital Management and Equity Research, Inc., the Fund's investment sub-advisor ("LA Capital" or the "Sub-Advisor"), selects the Fund's equity investments with a quantitative model that seeks to capture an enhanced return for the broad U.S. equity market as represented by the Wilshire 5000 Index ("Wilshire 5000"). Using this model, LA Capital selects a sampling of the common stocks contained in the Wilshire 5000 in an attempt to match the return of the Index, plus 1-2%, with volatility that from time to time may exceed that of the Index.

RISK PROFILE

     The Fund is suited for you if you are seeking long-term total return through an approach that seeks to moderate risk by balancing investments in common stocks and bonds. The value of an investment in the Fund will vary from day to day based on changes in the prices of the common stocks and bonds in the Fund's portfolio.

     GENERAL STOCK RISK. The value of the Fund's equity investments will change in relation to changes in the Wilshire 5000. The value of the common stocks in the Wilshire 5000 will fluctuate based upon investor perceptions of the economy, the markets, and the companies represented by the Index. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in bonds.

     GENERAL BOND RISK. The value of the Fund's Treasury investments will change in response to economic and market factors, especially interest rate changes. In general, a change in interest rates will cause an inverse change in the value of the Treasury investments.

     ASSET ALLOCATION RISK. Whether or not the Fund benefits from its active allocation strategy will depend on the Advisor's success in assessing economic trends and their impact on financial assets. The Advisor's assessment of market and economic conditions may cause it to invest too much or too little in either stocks or bonds which could adversely affect the Fund's performance.

     If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

     The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.

                          For years ended December 31,*

[EDGAR Representation of Bar Chart:
1998 - 18.56%
1999 - 10.00%
2000 - -1.68%
2001 - -5.72%]

---------------------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. Performance would have been lower if certain of the Fund's fees and expenses had not been waived.

     For the period December 31, 2001 through June 30, 2002, the total return of the Fund was -6.77%.

     During the period shown in the bar chart, the highest return for a quarter was 12.33% (quarter ended 12/31/98) and the lowest return for a quarter was -9.35% (quarter ended 9/30/01).

AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIOD ENDED DECEMBER 31, 2001)

                                                          1 YEAR          SINCE INCEPTION(1)
RETURN BEFORE TAXES(2)                                    -9.88%                3.98%
RETURN AFTER TAXES ON DISTRIBUTION(2), (3)               -10.46%                2.63%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF           -6.03%                2.69%
     FUND SHARES(2), (4)
------------------------------------------------------------------------------------------------
WILSHIRE 5000 INDEX(5)                                   -10.97%                4.99%

(1) The Shares' inception date is 9/16/97. The Wilshire 5000 Index is calculated from 9/30/97.
(2) These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
(3) The Return After Taxes on Distributions assumes that the investor held Shares throughout the period and was taxed on distributions during the period.
(4) The Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold Shares at the end of the period and was taxed on both the distributions paid during the period and the capital gains realized from the sale of the Shares.
(5) The Wilshire 5000 Index is an unmanaged index that represents the broadest measure of the U.S. equity market. It does not factor in the costs of buying, selling and holding securities - costs which are reflected in the Fund's results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to you if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold Shares

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)    4.45%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                             None
Maximum Deferred Sales Charge (Load)                                                    None
Redemption Fee                                                                          None
Exchange Fee                                                                            None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees                                                                         0.40%
Distribution and/or Service (12b-1) Fees                                                0.25%
Other Expenses                                                                          0.77%
                                                                                        -----
Total Annual Fund Operating Expenses                                                    1.42%
Less Fee Waivers and Reimbursement of Expenses                                         (0.12)%*
                                                                                       -------
Net Expenses                                                                            1.30%
                                                                                        =====
------------------------
* The Advisor has contractually  agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating  Expenses do not exceed 1.30% of the Fund's average daily net assets.  This agreement will continue until at least September 30, 2003 and may be extended.

EXAMPLE:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 YEAR                  3 YEARS                5 YEARS               10 YEARS
  $572                    $863                  $1,176                 $2,061

     Federal Regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges".) If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM

INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

     The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through an active asset allocation strategy that involves apportioning the Fund's assets between diversified investments in common stocks and Treasury securities.

     The Fund will invest its assets in a ratio of:

o approximately 80% common stocks to 20% Treasury securities when an aggressive strategy is deemed warranted,
o approximately 60% common stocks to 40% Treasury securities when a neutral strategy is deemed warranted, and
o approximately 40% common stocks to 60% Treasury securities when a conservative strategy is deemed warranted.

     The allocation of the Fund's assets will be reviewed periodically in light of ISI's forecasts and may be changed when ISI determines it appropriate.

     In managing the common stocks in the Fund's portfolio, LA Capital attempts to capture an enhanced return for the broad U.S. equity market as represented by the Wilshire 5000. To accomplish this, LA Capital uses a quantitative model to select a sampling of the stocks contained in the Wilshire 5000. With this model, LA Capital constructs the Fund's equity portfolio so that its market capitalization and industry sector weightings closely resemble those of the Wilshire 5000, but, where the model suggests, LA Capital slightly varies sector weightings in an effort to provide enhanced returns. Therefore, LA Capital seeks performance for the Fund's equity portfolio that approximately resembles that of the Wilshire 5000, plus 1-2%, with volatility that from time to time may exceed that of the Index. The Wilshire 5000 consists of all U.S. common stocks that trade on a regular basis on the New York and American Stock Exchanges and in the NASDAQ over-the-counter market.

     ISI manages the Treasury securities in the Fund's portfolio with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in addition to yield, the potential for capital gains and appreciation resulting from possible changes in interest rates will be a consideration in selecting investments. At certain times the average maturity of the Treasury securities held by the Fund may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

     An investment in the Fund involves risk. Common stocks are subject to market risks that may cause their prices to fluctuate over time. The prices of common stocks are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Because the equity investments of the Fund are not actively managed, their value will change in relation to changes in the Wilshire 5000.

     Treasury securities are subject to interest rate risk. Thus, a decrease in interest rates will generally result in an increase in the value of the Shares. Conversely, during periods of rising interest rates, the value of the Shares will generally decline. This is especially true for securities with longer maturities and for STRIPS (securities that do not pay interest currently but which are purchased at a discount and are payable in full at maturity).

     To reduce the Fund's risk under adverse market conditions, the Advisor may make temporary defensive investments in money market instruments and U.S. Government obligations. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if it believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

     The price you pay when you buy Shares or receive when you redeem Shares is based on the Fund's net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

     The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the Fund's outstanding shares.

     In valuing its assets, the Fund prices its investments at their market value. When price quotes for particular securities are not readily available or when they may be unreliable, the securities are priced at "fair value" using procedures approved by the Fund's Board of Directors.

     You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

     The following sections describe how to buy and redeem Shares.

HOW TO BUY SHARES

     You may buy Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund.

     The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, any individual or group who the Fund, in its sole discretion, believes to be involved in excessive trading.

INVESTMENT MINIMUMS

     Your initial investment must be at least $5,000. Subsequent investments must be at least $250. The following are exceptions to these minimums:

o If you are investing in an individual retirement account (IRA) or a qualified retirement plan, your initial investment may be as low as $1,000.

o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled "Automatic Investing Plan" for details.

INVESTING REGULARLY

     You may make regular investments in the Fund through either of the following methods. If you wish to enroll in either of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

     AUTOMATIC INVESTING PLAN. You may elect to make a regular monthly or quarterly investment in Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

     DIVIDEND REINVESTMENT PLAN. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

HOW TO REDEEM SHARES

     You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.

     Your securities dealer, your servicing agent or the Transfer Agent may require specific documents before they redeem your Shares, including those listed below:

1) A letter of instructions specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.

2) In certain circumstances, a guarantee of your signature. You can obtain one from most banks or securities dealers, but not from a notary.

3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION

     Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected.

     SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining Shares after giving you 60 days' notice.

     REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

     SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS

     If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

     The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

     During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

PURCHASE PRICE

     The price you pay to buy Shares will be the Fund's offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                       SALES CHARGE AS % OF
                                                   NET AMOUNT
                                     OFFERING        INVESTED
AMOUNT OF PURCHASE                     PRICE
------------------                     -----
Less than    $   50,000                4.45%          4.66%
$   50,000 - $   99,999                3.50%          3.63%
$  100,000 - $  249,999                2.50%          2.56%
$  250,000 - $  499,999                2.00%          2.04%
$  500,000 - $  999,999                1.50%          1.52%
$1,000,000 - $1,999,999                0.75%          0.76%
$2,000,000 - $2,999,999                0.50%          0.50%
$3,000,000 - and over                  None            None

     The sales charge you pay on a purchase of Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Shares purchased through a special offer.

     RIGHTS OF ACCUMULATION. If you are purchasing additional Shares of this Fund or shares of any other mutual fund in the ISI family of funds, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

     LETTER OF INTENT. If you anticipate making additional purchases of Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

     PURCHASES AT NET ASSET VALUE. You may buy Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases and Exchanges" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Fund's administrator, the Advisors or a broker-dealer authorized to sell Shares of the Fund.

4) If you purchase Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy Shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your shares by September 30, 2003 and provide documentation of your redemption or sale.

PURCHASES BY EXCHANGE

     You may exchange shares of any other fund in the ISI family of funds with the same sales charge structure for an equal dollar amount of Shares without payment of the sales charges described above or any other charge. In addition, you may exchange shares of any fund in the ISI family of funds with a lower sales charge structure or that were purchased through a special offer, for an equal dollar amount of Shares if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you will be charged the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

     You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

REDEMPTION PRICE

     The price you receive when you redeem Shares will be the net asset value per share.

DISTRIBUTION PLAN

     The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its Shares and for shareholder service. The Fund pays an annual distribution fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net capital gains, at least annually.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary is based on current tax laws, which may change.

     The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive are subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of Fund Shares for shares of a different ISI fund is the same as a sale.

     More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR

     ISI is the Fund's investment advisor. As of August 31, 2002, the Advisor had approximately $1.3 billion under management. The Advisor also acts as investment advisor to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and North American Government Bond Fund, Inc., open-end investment companies with approximately $608.9 million in net assets as of August 31, 2002. LA Capital is the Fund's investment sub-advisor. LA Capital began operations in March 29, 2002 after spinning-off from Wilshire Associates, Inc. ("Wilshire"), the Fund's former sub-advisor. LA Capital is a registered investment advisor with approximately $2.2 billion of assets under management as of August 31, 2002.

     The Advisor has contractually agreed to reduce its annual fee and reimburse expenses if necessary, so that the Fund's total annual operating expenses do not exceed 1.30% of average daily net assets. This agreement will continue until at least September 30, 2003 and may be extended.

     As compensation for its services for the fiscal year ended May 31, 2002, ISI received from the Fund a fee equal to 0.17% (net of fee waivers) of the Fund's average daily net assets. ISI compensates LA Capital out of its advisory fee or from its own resources.

PORTFOLIO MANAGERS

     The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh of ISI, and Thomas D. Stevens and David R. Borger of LA Capital.

     Mr. Hyman, Chairman of the Fund since its inception and Chairman of ISI since 1991, is responsible for developing the forecasts and economic analysis on which the allocation strategy and the selection of investments in the Fund's portfolio of U.S. Treasury securities are based (see the section entitled "Investment Program"). Before joining ISI in 1991, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical "Institutional Investor," which rates analysts and economists on an annual basis, has rated Mr. Hyman as its "first team" economist, which is its highest rating, in each of the last 22 years.

     Mr. Medaugh, President of the Fund since its inception and President of ISI since 1991, is responsible for executing the allocation strategy as well as the day-to-day management of the Fund's portfolio of U.S. Treasury securities. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

     Mr. Stevens and Mr. Borger have shared responsibility for managing the Fund's portfolio of common stocks since the Fund's inception.

     Mr. Stevens, a Vice President of the Fund, is Chief Executive Officer and President of LA Capital. Prior to joining LA Capital, Mr. Stevens was Senior Vice President and Principal of Wilshire, and Chief Investment Officer of Wilshire Asset Management ("WAM"). Mr. Stevens joined Wilshire and WAM in 1980. Prior to joining Wilshire, Mr. Stevens was a portfolio manager and analyst at the National Bank of Detroit.

    Mr. Borger is the Director of Research at LA Capital. Prior to joining LA Capital, Mr. Borger was Vice President and Principal of Wilshire and Director of Research at WAM. Before joining LA Capital, he was Vice President and Chief of Quantitative Investment Methods at the National Bank of Detroit, where he managed an equity index fund.

OTHER SERVICE PROVIDERS

     Forum Financial Group, LLC and its affiliates provide various services to the Fund. As of June 30, 2002, Forum provided services to investment companies and collective investment funds with assets of approximately $115 billion.

     Forum Administrative Services, LLC ("Forum") provides administration services to the Fund. Forum supervises day-to-day operations of the Fund, including preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and other service providers. Forum is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. Forum Accounting Services, LLC is the Fund's fund accountant, and Forum Shareholder Services, LLC is the Fund's transfer agent.

FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended May 31, 2002, has been audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, is included in the May 31, 2002 Annual Report, which is available upon request. For the other periods, the Fund's financial statements were audited by other auditors.

                                                                                                                FOR THE PERIOD
                                                                       FOR THE YEARS ENDED                   SEPTEMBER 16, 19971
                                                                             MAY 31,                           THROUGH MAY 31,
                                                           2002         2001         2000         1999               1998
                                                           ----         ----         ----         ----               ----
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of period                 $ 10.89      $ 12.15      $ 11.91      $ 11.00           $ 10.00
                                                          -------      -------      -------      -------           -------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                 0.12         0.25         0.26         0.21               0.13
     Net realized and unrealized gain (loss)
     on investments                                       (0.66)       (0.62)        0.46         1.10               0.96
                                                          ------       ------        ----         ----               ----
     Total from investment operations                     (0.54)       (0.37)        0.72         1.31               1.09
                                                          ------       ------        ----         ----               ----
LESS DISTRIBUTIONS:
     Net investment income                                (0.12)       (0.27)       (0.24)       (0.21)             (0.09)
     Capital gains                                          --         (0.62)       (0.24)       (0.19)              --
                                                            --         ------       ------       ------              --
     Total distributions                                  (0.12)       (0.89)       (0.48)       (0.40)             (0.09)
                                                          ------       ------       ------       ------             ------
     Net asset value, end of period                       $ 10.23      $ 10.89      $ 12.15      $ 11.91           $ 11.00
                                                          =======      =======      =======      =======           =======
TOTAL RETURN2                                             (4.93)%      (3.32)%       6.09%       12.15%             10.94%
SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (000s)                        $24,398      $27,051      $36,544      $35,734           $18,220
  Ratios to average daily net assets:
     Net investment income                                 1.14%        2.09%        2.10%        1.81%             2.03%3
     Expenses after waivers and/or reimbursements          1.19%        1.00%        1.00%        1.00%             1.00%3
     Expenses before waivers and/or reimbursements         1.42%        1.38%        1.31%        1.68%             2.25%3
     Portfolio turnover rate                                72%          57%          59%          32%               20%

------------------------
(1) Commencement of operations.
(2) Total Return figures exclude the impact of sales charges.
(3) Annualized.

                            ISI STRATEGY FUND SHARES
                            NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------

Make check payable to ISI Strategy Fund Shares and mail with this Application to:
ISI MUTUAL FUNDS                      OR FOR OVERNIGHT DELIVERY TO:      ISI MUTUAL FUNDS
P.O. BOX 446 ATTN: TRANSFER AGENT                                        2 PORTLAND SQUARE ATTN: TRANSFER AGENT
PORTLAND, MAINE 04112                                                    PORTLAND, MAINE 04101

FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL THE TRANSFER AGENT AT (800) 882-8585.
TO OPEN AN IRA ACCOUNT, CALL ISI AT (800) 955-7175 TO REQUEST AN APPLICATION.

YOUR ACCOUNT REGISTRATION (PLEASE PRINT)                        _______________________________________________
                                                                Existing Account No., if any

INDIVIDUAL OR JOINT TENANT                                      GIFTS TO MINORS

_______________________________________________                 _______________________________________________
First Name      Initial         Last Name                       Custodian s Name (only one allowed by law)

_______________________________________________                 _______________________________________________
Social Security Number          Birth Date                      Minor s Name (only one)

_______________________________________________                 _______________________________________________
Joint Tenant    Initial         Last Name                       Social Security Number of Minor

_______________________________________________                 _______________________________________________
Social Security Number          Birth Date                      Minor s Date of Birth (Mo./Day/Yr.)
                                                                under the _________ Uniform Gifts to Minors Act
                                                                      State of Residence

CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.                        MAILING/RESIDENCY ADDRESS
_______________________________________________                 _______________________________________________
Name of Corporation, Trust or Partnership                       Number and Street (Required)

_______________________________________________                 _______________________________________________
Tax ID Number                   Date of Trust                   Mailing Address, If Different

_______________________________________________                 _______________________________________________
Name of Trustees or Authorized Trader                           City              State          Zip

_______________________________________________                 _______________________________________________
Social Security Number          Birth Date                      Daytime Phone

LETTER OF INTENT (OPTIONAL)
[ ]  I intend to invest at least the amount indicated below in ISI Strategy Fund Shares. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

_____ $50,000 _____ $100,000 _____ $250,000 _____ $500,000 _____ $1,000,000 _____ $2,000,000 _____ $3,000,000

RIGHT OF ACCUMULATION (OPTIONAL)
List the Account numbers of other ISI Funds that you or your immediate family already own that qualify for this purchase.

        Fund Name               Account No.             Owner's Name            Relationship
        ---------               -----------             ------------            ------------
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________

DISTRIBUTION OPTIONS
Please check appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

        INCOME DIVIDENDS                                CAPITAL GAINS
        [ ] Reinvested in additional shares             [ ] Reinvested in additional shares
        [ ] Paid in Cash                                [ ] Paid in Cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.





AUTOMATIC INVESTING PLAN (OPTIONAL)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January,
April, July and October, and to draw a bank draft in payment of the investment against my checking account.
(Bank drafts may be drawn on commercial banks only.)
MINIMUM INITIAL INVESTMENT: $250
SUBSEQUENT INVESTMENTS (CHECK ONE):     [ ] Monthly ($100 MINIMUM)      [ ] Quarterly ($250 MINIMUM)
                                                                        PLEASE ATTACH A VOIDED CHECK.
_______________________________________________                 _______________________________________________
Bank Name                                                       Depositor's Signature           Date

_______________________________________________                 _______________________________________________
Existing ISI Strategy                                           Depositor's Signature           Date
Fund Account No., if any                                        (if joint acct., both must sign)

SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
[ ] Beginning the month of _______________, 20 __________, please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $____________________, from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE):  [ ] Monthly             [ ] Quarterly (January, April, July and October)

TELEPHONE TRANSACTIONS

I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND
TELEPHONE EXCHANGE PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT:   [ ] Telephone redemption privileges             [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:

   Bank: ______________________________________          Bank Account No.: ____________________________________
Address: ______________________________________         Bank Account Name: ____________________________________
         ______________________________________                            ____________________________________

SIGNATURE AND TAXPAYER CERTIFICATION
_______________________________________________________________________________________________________________
I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI Strategy
Fund (the Fund ) as described in the current Prospectus (a copy of which I (we) have By executing this Account
Application, received). the undersigned represent(s) and warrant(s) that
I (we) have full right, power and authority to make this investment and the undersigned is (are) duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.

Under the penalties of perjury, I certify:
[ ] That I am a (we are) U. S. person (s) (including a U. S. resident alien(s)).
    AND
    [ ] That the number shown on this form is my correct social security/taxpayer identification number.
    OR
    [ ] That I have not provided a social security/taxpayer identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.
    AND
    [ ] That I have not been notified by the Internal Revenue Service ( IRS ) that I am subject to backup withholding.
    OR
    [ ] That I have been notified by the IRS that I am subject to backup withholding.

[ ] Non-U.S. Citizen Taxpayer:
    Indicated country of residence for tax purposes: ___________________________________________________
    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
_______________________________________________         _______________________________________________________
Signature                       Date                    Signature (if joint account, both must sign) Date
_______________________________________________________________________________________________________________
FOR DEALER USE ONLY
Dealer s Name:    ______________________________________        Dealer Code: ______________________________________
Dealer s Address: ______________________________________        Branch Code: ______________________________________
                  ______________________________________        Rep. No.:    ______________________________________
Representative:   ______________________________________

                            ISI STRATEGY FUND SHARES


                               INVESTMENT ADVISOR
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                         535 Madison Avenue, 30th Floor
                               New York, NY 10022

                                   SUB-ADVISOR
            LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.
                       1150 Santa Monica Blvd., Suite 200
                              Los Angeles, CA 90025

              ADMINISTRATOR                           DISTRIBUTOR
          FORUM ADMINISTRATIVE                  INTERNATIONAL STRATEGY &
              SERVICES, LLC                      INVESTMENT GROUP INC.
           Two Portland Square               535 Madison Avenue, 30th Floor
           Portland, ME 04101                      New York, NY 10022
                                                     1-800-955-7175

             TRANSFER AGENT                       INDEPENDENT AUDITORS
     FORUM SHAREHOLDER SERVICES, LLC               ERNST & YOUNG, LLP
           Two Portland Square                    Two Commerce Square
           Portland, ME 04101                    Philadelphia, PA 19103
             1-800-882-8585

                CUSTODIAN                             FUND COUNSEL
       THE NORTHERN TRUST COMPANY               KRAMER LEVIN NAFTALIS &
         50 South LaSalle Street                      FRANKEL LLP
            Chicago, IL 60675                       919 Third Avenue
                                                   New York, NY 10022

                                       ISI
                                  STRATEGY FUND
                                     SHARES

     You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

     For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your securities dealer or servicing agent.


                    Investment Company Act File No. 811-8291